EXHIBIT 10.15


                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT (the "AGREEMENT"), dated March 24, 1998, by and between EUROPEAN MICRO HOLDINGS, INC., a Nevada corporation ("EMCC"), TARPON SCURRY INVESTMENTS, INC., a Illinois corporation ("TARPON SCURRY"), and THE CHASE MANHATTAN BANK, having a place of business at 450 West 33rd Street, New York, New York 10001 (the "ESCROW AGENT").

                                   WITNESSETH

         WHEREAS, the parties hereto desire to enter into this Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained, the parties hereto agree as follows:

         1. ESCROW AGENT'S DUTIES. The Escrow Agent shall hold all of the property (the "PROPERTY") held by it in accordance with the terms of this Agreement.

         2. PROPERTY TO BE UNINVESTED. All Property delivered to the Escrow Agent by either EMCC or Tarpon Scurry pursuant to the terms of this Agreement shall be held in a separate account called the "EMCC ESCROW ACCOUNT."

         3. DISBURSEMENTS. If, prior to sixty (60) days after the date of the Prospectus (which date shall be established by a written notice from EMCC and Tarpon Scurry to the Escrow Agent promptly after the Prospectus is deemed effective by the Securities and Exchange Commission) (the "OFFERING TERMINATION DATE"), there is $7,000,000 or more in the EMCC Escrow Account, the Escrow Agent shall notify EMCC and Tarpon Scurry of such event. In such case, the Escrow Agent shall hold the Property until directed in writing by EMCC (the "NOTICE") to disburse any or all of the Property. The Notice shall set forth the account where the Property is to be disbursed and in what amount; provided, however, that all disbursements shall only be made to either SunTrust Bank Miami, N.A., A.B.A. No. 066000604, Account Name: European Micro Holdings, Inc., and Account No. 0189001191513, ("EMCC ACCOUNT") or NationsBank, St. Petersberg, Florida, ABA No. 063100277, Account Name: Tarpon Scurry Investments, Inc. and Account No. 3660505324 ("TARPON SCURRY ACCOUNT"). Upon receipt of the Notice, the Escrow Agent shall promptly disburse such Property in the manner described in the Notice subject to the terms of this Section 3(a). Notwithstanding the foregoing, the Notice may specify disbursements to other accounts but only if the Notice contains a signature guaranty of either John B. Gallagher or Harry D. Shields. In the event that on the Offering Termination Date less than $7,000,000 is received in the EMCC Escrow Account, then the Escrow Agent shall as soon as practicable return all funds then remaining in the EMCC Escrow Account directly to the sources of such funds in the amount received from such sources.

4.       RIGHTS, DUTIES AND RESPONSIBILITIES OF ESCROW AGENT.

         (a) Subject to Section 3(a) hereof, the Escrow Agent shall have the right to act in reliance upon any document, instrument, or signature believed by it to be genuine and to assume that any person purporting to give any notice in accordance with this Agreement or in connection with any transaction to which this Agreement relates has been duly authorized to do so. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice;

         (b) If the Escrow Agent is uncertain as to its duties or rights hereunder or shall receive a notice from any of the other parties hereto with respect to the Property that, in the Escrow Agent's sole opinion, is in conflict with any of the terms hereof, it may refrain from taking any action until otherwise directed by either (a) all of the other parties hereto or (b) an order of a court of competent jurisdiction;

         5. INDEMNIFICATION. Each of EMCC and Tarpon Scurry hereby indemnifies, defends, and holds harmless the Escrow Agent from any and all liability of any kind, including costs and expenses of litigation and reasonable attorneys' fees incurred by the Escrow Agent in connection with this Agreement or in enforcing this indemnification, arising from its activities pursuant to this Agreement, unless such liability arises from gross negligence or willful misconduct by the Escrow Agent.

         6. COMPENSATION. For serving hereunder, the Escrow Agent shall be paid pursuant to the terms of the fee schedule attached hereto as Schedule A. EMCC and Tarpon Scurry hereby agree to jointly and severally pay the Escrow Agent upon execution of this Agreement reasonable compensation for the services to be rendered hereunder, as described in Schedule A attached hereto.

         7. LIMITATION OF LIABILITY. Disbursements of any of the Property in accordance with Section 3(a) hereof shall relieve the Escrow Agent of any liability or responsibility whatsoever in connection with serving as Escrow Agent with respect to the Property so disbursed. In the administration of the Escrow Account hereunder, the Escrow Agent may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. Notwithstanding anything to the contrary in this Agreement, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever, (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

         8. NOTICES. Any notice pursuant hereto shall be deemed effectively given only if it is in writing and is delivered. Any delivery hereunder is effective only if made by (a) hand, or (b) certified mail, return receipt requested, addressed to the other parties hereto at the addresses set forth in
Section 9, or at such other address as any party hereto may hereafter specify to the other parties hereto pursuant to this Section. Delivery shall be deemed complete on the date of receipt of the notice.

         9. ADDRESSES. All notices required to be given in connection with this Agreement shall be addressed as follows:

EMCC:                                European Micro Holdings, Inc.
                                     6073 N.W. 167th Street, Unit C-25
                                     Miami, Florida 33015
                                     Attention:  John B. Gallagher, Co-Chairman
                                     (305) 825-2458 (telephone)
                                     (305) 825-7774 (telecopier)

with a copy to:                      Clayton E. Parker, Esq.
                                     Kirkpatrick & Lockhart LLP
                                     201 South Biscayne Boulevard
                                     Miami Center - 20th Floor
                                     Miami, Florida 33131
                                     (305) 539-3306 (telephone)
                                     (305) 358-7095 (telecopier)

Tarpon Scurry:                       Tarpon Scurry Investments, Inc.
                                     619 Enterprise Drive, Suite 100
                                     Oakbrook, Illinois  60523
                                     Attn: Mr. Daniel Dougherty
                                     (800) 959-1481 (telephone)
                                     (813) 898-3517 (telecopier)

with a copy to:                      D. Ronald Surbey, Esq.
                                     Holland & Knight LLP
                                     One East Broward Boulevard
                                     Fort Lauderdale, Florida  33301
                                     (954) 525-1000 (telephone)
                                     (954) 463-2030 (telecopier)

Escrow Agent:                        The Chase Manhattan Bank
                                     450 West 33rd Street
                                     New York, New York  10001
                                     Attention:  Escrow Adm., 15th Floor
                                     (212) 946-8156 (telecopier)

         10. RESIGNATION. The Escrow Agent may resign on thirty (30) days' notice, in which event EMCC shall give the Escrow Agent notice of the entity to whom the Property shall be transferred. If during such thirty-day period the Escrow Agent receives no such notice, the Escrow Agent may, after notice to EMCC and Tarpon Scurry, transfer the Property to a court of competent jurisdiction.

         11. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, successors, and assigns.

         12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, written and oral, of the parties in connection herewith.

         13. GOVERNING LAW. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of New York.

         14. AMENDMENT. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto.

         15. ASSIGNMENT. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party without the prior consent of the other parties.

         16. COUNTERPARTS. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     EURPOEAN MICRO HOLDINGS, INC.

                                     By:  /S/ JOHN B. GALLAGHER
                                              Name:    John B. Gallagher
                                              Title:   Co-Chairman



                                     TARPON SCURRY INVESTMENTS, INC.

                                     By:  /S/ STEPHEN A. COMEAU
                                              Name:    Stephen A. Comeau
                                              Title:   President




                                     THE CHASE MANHATTAN BANK

                                     By:  /S/ JOHN SCIACCHITANO
                                              Name:    John Sciacchitano
                                              Title:   Vice President

                                   SCHEDULE A

                                  FEE SCHEDULE

         For services to be rendered by The Chase Manhattan Bank, as Escrow Agent, European Micro Holdings, Inc. and Tarpon Scurry Investments, Inc. agree to pay $5,000 to The Chase Manhattan Bank.

                                         EURPOEAN MICRO HOLDINGS, INC.

                                         By:  /S/ JOHN B. GALLAGHER
                                                  Name:    John B. Gallagher
                                                  Title:   Co-Chairman



                                         TARPON SCURRY INVESTMENTS, INC.

                                         By:  /S/ STEPHEN A. COMEAU
                                                  Name:    Stephen A. Comeau
                                                  Title:   President




                                         THE CHASE MANHATTAN BANK

                                         By:  /S/ JOHN SCIACCHITANO
                                                  Name:    John Sciacchitano
                                                  Title:   Vice President